MORGAN KEEGAN SELECT FUND, INC.
               Regions Morgan Keegan Select Short Term Bond Fund
              Regions Morgan Keegan Select Intermediate Bond Fund
                 Regions Morgan Keegan Select High Income Fund

    Supplement dated February 15, 2008 to Prospectus dated November 1, 2007

THE FOLLOWING SUPPLEMENTS CERTAIN FEE AND EXPENSES INFORMATION CONTAINED IN THE ABOVE-DATED PROSPECTUS FOR REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND ("SHORT TERM BOND FUND"), REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND ("INTERMEDIATE BOND FUND") AND REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND ("HIGH INCOME FUND"), EACH A SERIES OF MORGAN KEEGAN SELECT FUND, INC. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

Morgan Asset Management, Inc. ("MAM") has contractually agreed to waive fees and reimburse expenses through October 31, 2008 to the extent that total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) for Short Term Bond Fund exceed 0.90%, 1.10%, and 0.65% of net assets of Class A Shares, Class C Shares and Class I Shares, respectively. Effective February 19, 2008, MAM will voluntarily reduce these expense caps to 0.55%, 0.75% and 0.30% of net assets of Class A Shares, Class C Shares and Class I Shares, respectively, on an annualized basis for the period that the voluntary waiver is in effect. MAM will evaluate the continuance of this voluntary waiver at each month-end and it can terminate this voluntary waiver at any time.

MAM has contractually agreed to waive fees and reimburse expenses through October 31, 2008 to the extent that total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) for Intermediate Bond Fund exceed 0.90%, 1.25%, and 0.65% of net assets of Class A Shares, Class C Shares and Class I Shares, respectively. Effective February 19, 2008, MAM will voluntarily reduce these expense caps to 0.50%, 0.85% and 0.25% of net assets of Class A Shares, Class C Shares and Class I Shares, respectively, on an annualized basis for the period that the voluntary waiver is in effect. MAM will evaluate the continuance of this voluntary waiver at each month-end and it can terminate this voluntary waiver at any time.

MAM has contractually agreed to waive fees and reimburse expenses through October 31, 2008 to the extent that total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) for High Income Fund exceed 1.25%, 1.75% and 1.00% of net assets of Class A Shares, Class C Shares and Class I Shares, respectively. Effective February 19, 2008, MAM will voluntarily reduce these expense caps to 0.50%, 1.00% and 0.25% of net assets of Class A Shares, Class C Shares and Class I Shares, respectively, on an annualized basis for the period that the voluntary waiver is in effect. MAM will evaluate the continuance of this voluntary waiver at each month-end and it can terminate this voluntary waiver at any time.

                        Morgan Keegan Select Fund, Inc.
                             50 North Front Street
                               Memphis, TN 38103
                                  800-366-7426
                                www.rmkfunds.com

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE